EXHIBIT 99.1

OFFSHORE RESTRICTED SECURITIES SUBSCRIPTION AGREEMENT

This Agreement is executed in reliance upon the transaction exemption afforded by Regulation S (“Regulation S”) and/or Regulation D as promulgated by the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933, as amended, (the “1933 Act”).

This Agreement has been executed by the undersigned in connection with the sale and purchase of shares of restricted common stock (hereinafter referred to as the “Shares”) of TransAct Energy Corp., (hereinafter referred to as “Company” or “Seller”) a corporation organized under the laws of the State of Nevada, United States of America, with its principal administrative office located at Suite 207- 23705 IH10 West, San Antonio, TX 78257

The Shares are being purchased from The Company pursuant to Rule 903 of Regulation S and/or Regulation D.  The capitalized terms used herein and not defined herein shall have the meanings given to them in Regulation S.

The undersigned, purchaser (hereinafter referred to as “Buyer”), hereby represents and warrants to, and agrees with Seller as follows:

1.

AGREEMENT TO SUBSCRIBE: COMMON STOCK

a.

COMMON STOCK PURCHASED: The Buyer hereby agrees to purchase:

(i)

2,400,000 Common Shares at $0.50 (U.S,) per share on or before September 23, 2014, per one (1) common share for a total purchase price of $1,200,000 U.S.

(ii)

1,200,000 Common Shares at $1.00 (U.S.) per share on or before February 23, 2014, per one (1) common share for a total purchase price of $1,200,000 U.S.

(iii)

800,000 Common Shares at $1.50 (U.S.) per share on or before July 23, 2014 per one (1) common share for a total purchase price of $1,200,000 U.S.

b.

FORM OF PAYMENT: Buyer  will deposit the purchase price by delivering good funds in United States Dollars to the Company on or before the agreed upon dates.

c.

NON-REFUNDABLE.  Buyer understands that once purchase price has been delivered and the securities issued, there is no rescission of this agreement and no refund will be made.

2.

BUYER'S REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

a.

OFFSHORE TRANSACTION.  Buyer represents and warrants to the Company as follows:

(i)

Buyer is not a U.S. Person or and buyer was not formed for the purpose of investing in securities which have not been registered under the 1933 Act in reliance upon Regulation S by or for the benefit of a U.S. person;

(ii)

At the time the buy order was originated, Buyer was outside the United States;

(iii)

No offer to sell or purchase the Shares was made in the United States;

(iv)

Buyer has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased by the Buyer.

(v)

Buyer is purchasing the Shares for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person;

(vi)

All subsequent offers and sales of the shares shall be made in compliance with Regulation S and/or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, including but not limited to, compliance with the applicable provisions under the Act.  In any case, the Shares will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of Closing of the purchase of the Shares and otherwise in compliance with Rule 904 of Regulation S;

(vii)

Buyer understands that the shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and States securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreement herein in order to determine the applicability of such exemptions and the suitability of Buyer to acquire the Shares.

(viii)

Buyer acknowledges that, in making the decision to purchase the Shares, Buyer had relied solely upon independent investigations made by it and not upon any representations made by Company with respect to the Company or the Shares.

(ix)

Buyer and any person receiving a selling concession or acting as a distributor or dealer on behalf of the Buyer prior to the expiration of the restricted period under Regulation S will send a confirmation or other notice to any other purchaser stating that the purchase is subject to the same restrictions on offers and sales that apply to the Buyer.

b.

NO GOVERNMENT RECOMMENDATION OR APPROVAL.  Buyer understands that no Federal of State agency has passed on or made any recommendation or endorsement of the Shares.

3.

SELLER'S REPRESENTATIONS.  Seller represents and warrants to Buyer as follows:

a.

REPORTING COMPANY.  The Company is registered under section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”).  The Company is a “reporting issuer” as defined by Rule 902 of Regulation S.  The Company is required to comply with the reporting obligations under Section 12(g) of the Exchange Act.  The Company is current in its reporting obligations with the Securities and Exchange Commission.  The Company’s common stock is listed on the Over the Counter Bulletin Board under the symbol TEGY.

b.

GOOD STANDING.  The Company is incorporated in the state of Nevada and is in good standing as of the date of this agreement.  The Company’s Federal Identification Number is 13-4226299.

The Company is currently authorized to issue 100,000,000 shares of common stock and as of the date of this agreement has 45,434,183 shares issued and outstanding.  The Company is current in its state and federal filing requirements.

c.

OFFSHORE TRANSACTION.

(i)

Seller has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

(ii)

At the time the buy order was originated, Seller and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

(iii)

Seller and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

d.

NO DIRECTED SELLING EFFORTS.   Seller has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares being purchased by the Buyer.

e.

FULLY PAID SHARES.  The Shares when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders.  There are no preemptive rights of any shareholders of the Company.  The Shares are free and clear of any security interest, liens, claims, or other encumbrances.

f.

VALID AGREEMENT.  The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

g.

NON-CONTRAVENTION.  The execution and delivery of the Subscription Agreement and the issuance of the Shares and the transaction contemplated by the Subscription Agreement do not and will not conflict with or result in a breach by the Seller of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party of by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any other governmental body having jurisdiction over the Company or any of its properties or assets.

h.

APPROVALS.  Seller is not aware of any authorization, approval or consent of any governmental body which is legally required for the issuance and sale of the Shares are contemplated by the Subscription Agreement.

i.

INFORMATION.  Seller has made a copy of the Company’s annual and periodic Securities and Exchange Commission reports available to Buyer.  Except for the number of shares issued and outstanding, Seller represents these reports contain complete and full disclosure of the Company and there have been no subsequent agreements or understandings made with any entity or person.  Further, the Company is not subject to any litigation.

4.

EXEMPTION; RELIANCE ON REPRESENTATION.

a.

PURCHASE AND SALE UNDER REGULATION S AND/OR REGULATION D.  Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act.  Seller is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Seller and the Buyer.

b.

RESTRICTED SECURITIES.  Buyer agrees that the Shares were acquired by the Company in a transaction not involving any public offering and are deemed to be “restricted securities” as defined in SEC Rule 144(a)(3).  Buyer further understands that “restricted securities” cannot be resold publicly within the United States except, pursuant to an effective registration statement or an exemption from such registration.  Buyer acknowledges that SEC Rule 144 permits the public resale of “restricted securities” in reliance upon an exemption from registration under Section 4(1) of the 1933 Act only if the conditions of Rule 144 are met.  In general, the conditions which must be met to rely on Rule 144 to publicly resell restricted securities in the United States are as follows:

(i)

A minimum of six months must lapse between the later of the date of the acquisition of the Shares from Seller or the date of upon which the full purchase price has been paid to the Seller and the date of resale of the Shares.

(ii)

There must be current public information available with respect to the Shares.

c.

COMPLIANCE WITH SECURITIES LAWS.  Buyer understands and agrees that because the Shares are being acquired under Regulation S and/or Regulation D and are “restricted securities,” Buyer will be required to comply with both the provisions of Regulation S and Rule 144 in any resale of the Shares, absent registration of the Shares or an exemption therefrom.

5.

TRANSFER AGENT INSTRUCTIONS.

Seller and Buyer agree that the Seller will deliver at Closing certificates representing the Shares duly endorsed for transfer, or the Company’s transfer agent will be instructed to issue one or more share certificates representing the Shares in the name of Buyer and in such denominations to be specified prior to Closing by the Buyer.  All certificates shall bear appropriate restrictive legends to the effect that no transfer of the Share may be made except in compliance with the provisions of Regulation S.

Seller and Buyer agree that the Company transfer agent is hereby directed and authorized to refuse to register any transfer of the Shares which is not made in accordance with the provisions of Regulation S.  Seller agrees that an instruction be placed with the transfer agent until the end of the restricted period under Regulation S to prohibit any transfer.  Otherwise, the Shares shall be transferable on the books and records of the Company.  Nothing in this section, however, shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Shares.

6.

CLOSING DATE.

The date of the issuance of the sale of the Shares (the “Closing Date”) shall be not later than ten days after closing date or such other mutually agreed to time.

7.

CONDITIONS TO THE SELLER'S OBLIGATION TO SELL.

Buyer understands that Seller's obligation to sell the stock is condition upon:

a.

The receipt and acceptance by Seller of this Subscription Agreement executed by Buyer for all of the Shares as evidenced by execution of this Subscription Agreement by the President or Secretary of the Seller, and

b.

Delivery into the closing depository by Buyer of good funds as payment in full for the purchase of the Shares.

8.

CONDITIONS TO BUYER'S OBLIGATION TO PURCHASE.

Seller understands that Buyer's obligation to purchase the Stock is conditioned upon:

a.

Acceptance and execution by Buyer of this Subscription Agreement for the sale of Shares; and

b.

Delivery of Shares of Common Stock with restrictive legends as described herein to the Security Holder.

9.

GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada, United States of America.  A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

10.

MODIFICATION.

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

11.

NON-ASSIGNABLE.

This Agreement is not assignable or transferable to any other party.

12.

ATTORNEY FEES.

Buyer shall be responsible for his own legal fees in connection with the execution and negotiation of this Agreement.

If any action at law or equity, including an action for declaratory judgment is filed, or if an arbitration proceeding is brought to enforce or interpret the terms, covenants or provisions of this Agreement, each party agrees to bear their own attorneys’ fees and costs.

13.

FORM OF OWNERSHIP.  Please indicate the form of ownership that the Subscriber desires for the Shares:

      .

Individual

      .

Joint Tenants with Right of Survivorship

      .

Tenants in Common

      .

Community Property

      .

Trust

  X .

Corporation

      .

Partnership

      .

Other: ____________________

IN WITNESS WHEREOF, this Offshore Restricted Securities Subscription Agreement was duly executed on the date first written below.

Dated this 23rd day of the month of September2014.

Buyer:	/s/ Fabricio Fernandes Ferreira da Silva

By:	Fabricio Fernandes Ferreira da Silva
(Authorized Signature)

SOLA INVESTMENTOS LTDA
(Print Name and Title)

Av Paulista 726 e.108
(Address)

San Paulo
(City)

Brazil
(Country)

Accepted by the Seller this 27th day of the month of September, 2014.

TRANSACT ENERGY CORP.

By:	/s/ Roderick C. Bartlett
(Authorized Signature)

Roderick C. Bartlett, President , CEO